UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

PEOPLESTRING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

157 Broad Street, Suite 109
Red Bank, NJ 07701
(Address of principal executive office)

732-741-2840
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)
On February 12, 2013, PeopleString Corporation (the “Company”) formally informed Madsen & Associates CPAs, Inc. (“Madsen”) and Madsen confirmed their acknowledgement of their dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of and for the year ended December 31, 2011, and the year ended December 31, 2010, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the year ended December 31, 2011and the year ended December 31, 2010 and through February 12, 2013 there have been no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
The Company has requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter is attached hereto as Exhibit 16.1

(b)	New independent registered public accounting firm

	(1)	On May 17, 2013, the Company engaged dbbmckennon as its new independent registered public accounting firm. During the two most recent fiscal years and through May 17, 2013, the Company has not consulted with dbbmckennon regarding any of the following:

		(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that dbbmckennon concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

		(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Madsen & Associates CPAs, Inc. dated May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLESTRING CORPORATION

Dated: May 29, 2013	By:	/s/ Jerome Kaiser
Jerome Kaiser
Duly Authorized Officer, Chief Executive Officer